Exhibit 10.9
FOURTH AMENDMENT TO LEASE
This FOURTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of November 18, 2020, by and among HARRAH’S JOLIET LANDCO LLC, a Delaware limited liability company (together with its successors and assigns, “Landlord”), DES PLAINES DEVELOPMENT LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, “Tenant”) and, solely for the purposes of the last paragraph of Section 1.1 of the Lease (as defined below), Propco TRS LLC, a Delaware limited liability company (“Propco TRS”).
RECITALS
WHEREAS, Landlord, Tenant and, solely for the purposes of the last paragraph of Section 1.1 of the Lease, Propco TRS are parties to that certain Lease (Joliet) dated as of October 6, 2017, as amended by that certain First Amendment to Lease (Joliet), dated as of December 26, 2018, as amended by that certain Omnibus Amendment to Leases, dated as of June 1, 2020, as amended by that certain Second Amendment to Lease (Joliet), dated as of July 20, 2020, as amended by that certain Third Amendment to Lease, dated as of September 30, 2020, and to the extent amended by that certain Amended and Restated Omnibus Amendment to Leases, dated as of October 27, 2020 (collectively, as amended, the “Lease”), pursuant to which Landlord leases to Tenant, and Tenant leases from Landlord, certain real property as more particularly described in the Lease;
WHEREAS, on the date hereof, (i) Bally’s Park Place LLC (“Operator”), as operator, Bally’s Atlantic City LLC, as seller, and Premier Entertainment AC, LLC (as successor by assignment to Twin River Management Group, Inc.) (“Purchaser”), as purchaser, are closing a purchase and sale transaction under that certain Agreement of Sale, dated as of April 24, 2020, with respect to certain real property and (ii) Operator and Purchaser are closing a purchase and sale transaction under that certain Asset Purchase Agreement, dated as of April 24, 2020, with respect to certain casino and related operations and assets, in each case under clauses (i) and (ii), associated with the gaming and entertainment facility known as Bally’s Atlantic City, located in Atlantic City, New Jersey (the “Bally’s Transaction”); and
WHEREAS, in connection with the Bally’s Transaction, the parties hereto desire to amend the Lease as set forth herein.
NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
1.Definitions. Except as otherwise defined herein, all capitalized terms used herein without definition shall have the meanings applicable to such terms, respectively, as set forth in the Lease.
2.Amendments to the Lease.
a.Annual Minimum Cap Ex Amount. Article II of the Lease is hereby amended such that the definition of “Annual Minimum Cap Ex Amount” is hereby revised and modified to replace the reference therein to “One Hundred Nineteen Million Three Hundred Thousand and No/100 Dollars ($119,300,000.00)” with a reference to “One Hundred Fourteen Million Five Hundred Thousand and No/100 Dollars ($114,500,000.00)”.
b.Annual Minimum Per-Lease B&I Cap Ex Requirement. The Annual Minimum Per-Lease B&I Cap Ex Requirement shall be unchanged by this Amendment. Further, Landlord and Tenant hereby acknowledge, for the avoidance of doubt, that the Net Revenue attributable to the Bally’s Facility (as defined in the Seventh Amendment to the Regional Lease being entered into concurrently with this Amendment) during the period the Bally’s Facility was included in the Regional Lease (i.e., during the period from the “Commencement Date” (as defined in the Regional Lease) until the date of this Amendment) shall be included for purposes of calculating the Capital Expenditures required under Section 10.5(a)(ii) of the Lease (i.e., the Annual Minimum Per-Lease B&I Cap Ex Requirement).
c.Triennial Allocated Minimum Cap Ex Amount B Floor. Article II of the Lease is hereby amended such that the definition of “Triennial Allocated Minimum Cap Ex Amount B Floor” is hereby revised and modified to replace the reference therein to “Three Hundred Twenty-Seven Million Eight Hundred Thousand and No/100 Dollars ($327,800,000.00)” with a reference to “Three Hundred Eleven Million and No/100 Dollars ($311,000,000.00)”.
d.Triennial Minimum Cap Ex Amount A. Article II of the Lease is hereby amended such that the definition of “Triennial Minimum Cap Ex Amount A” is hereby revised and modified to replace the reference therein to “Five Hundred Ninety Million Three Hundred Thousand and No/100 Dollars ($590,300,000.00)” with a reference to “Five Hundred Sixty-Six Million Seven Hundred Thousand and No/100 Dollars ($566,700,000.00)”.
e.Triennial Minimum Cap Ex Amount B. Article II of the Lease is hereby amended such that the definition of “Triennial Minimum Cap Ex Amount B” is hereby revised and modified to replace the reference therein to “Four Hundred Twenty-One Million Nine Hundred Thousand and No/100 Dollars ($421,900,000.00)” with a reference to “Four Hundred Five Million Two Hundred Thousand and No/100 Dollars ($405,200,000.00)”.
f.Partial Periods.
i.Section 10.5(a)(v)(b) of the Lease is hereby amended to (a) replace the reference therein to “Five Hundred Ninety Million Three Hundred Thousand and No/100 Dollars ($590,300,000.00)” with a reference to “Five Hundred Sixty-Six Million Seven Hundred Thousand and No/100 Dollars ($566,700,000.00)” and (b) replace the reference therein to “One Hundred Ninety-Six Million Seven Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($196,766,666.67)” with a reference to “One Hundred Eighty-Eight Million Nine Hundred Thousand and No/100 Dollars ($188,900,000.00)”,

ii.Section 10.5(a)(v)(c) of the Lease is hereby amended to (a) replace the reference therein to “Four Hundred Twenty-One Million Nine Hundred Thousand and No/100 Dollars ($421,900,000.00)” with a reference to “Four Hundred Five Million Two Hundred Thousand and No/100 Dollars ($405,200,000.00)” and (b) replace the reference therein to “One Hundred Forty Million Six Hundred Thirty-Three Thousand Three Hundred Thirty-Three and 33/100 Dollars ($140,633,333.33)” with a reference to “One Hundred Thirty-Five Million Sixty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($135,066,666.67)”, and
iii.The second sentence of Section 10.5(a)(v) of the Lease is hereby amended to (a) replace the reference therein to “Five Hundred Ninety Million Three Hundred Thousand and No/100 Dollars ($590,300,000.00)” with a reference to “Five Hundred Sixty-Six Million Seven Hundred Thousand and No/100 Dollars ($566,700,000.00)”, (b) replace the reference therein to “One Hundred Ninety-Six Million Seven Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($196,766,666.67)” with a reference to “One Hundred Eighty-Eight Million Nine Hundred Thousand and No/100 Dollars ($188,900,000.00)”, (c) replace the reference therein to “Four Hundred Twenty-One Million Nine Hundred Thousand and No/100 Dollars ($421,900,000.00)” with a reference to “Four Hundred Five Million Two Hundred Thousand and No/100 Dollars ($405,200,000.00)” and (d) replace the reference therein to “One Hundred Forty Million Six Hundred Thirty-Three Thousand Three Hundred Thirty-Three and 33/100 Dollars ($140,633,333.33)” with a reference to “One Hundred Thirty-Five Million Sixty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($135,066,666.67)”.
g.Regional Lease Section 22.2(ix) Transfer.
i.Landlord and Tenant hereby acknowledge and agree that the Bally’s Transaction shall be deemed to be, and treated as, a transfer and sale of the entire “Leased Property” (as defined in the Regional Lease) with respect to a “Facility” (as defined in the Regional Lease) pursuant to Section 22.2(ix) of the Regional Lease.
ii.The 2018 Facility EBITDAR of Regional Tenant for the Bally’s Facility is as set forth on Schedule C-2 annexed to the Seventh Amendment to the Regional Lease.
iii.The amount of the 2018 EBITDAR Pool shall not be reduced as a result of the Bally’s Facility no longer being a Regional Facility under the Regional Lease, and the removal of the Bally’s Facility from the Regional Lease shall not constitute a L1 Transfer or a L2 Transfer under the Regional Lease.
3.No Other Modification or Amendment to the Lease. The Lease shall remain in full force and effect except as expressly amended or modified by this Amendment. From and after the date of this Amendment, all references in the Lease to the “Lease” shall be deemed to refer to the Lease as amended by this Amendment.
4.Governing Law; Jurisdiction. This Amendment shall be construed according to and governed by the laws of the jurisdiction(s) specified by the Lease without regard to its or their conflicts of law principles. The parties hereto hereby irrevocably submit to the jurisdiction of any court of competent jurisdiction located in such applicable jurisdiction in connection with any proceeding arising out of or relating to this Amendment.
5.Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Facsimile and/or .pdf signatures shall be deemed to be originals for all purposes.
6.Effectiveness. This Amendment shall be effective, as of the date hereof, only upon execution and delivery by each of the parties hereto.
7.Miscellaneous. If any provision of this Amendment is adjudicated to be invalid, illegal or unenforceable, in whole or in part, it will be deemed omitted to that extent and all other provisions of this Amendment will remain in full force and effect. Neither this Amendment nor any provision hereof may be changed, modified, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of such change, modification, waiver, discharge or termination is sought. The paragraph headings and captions contained in this Amendment are for convenience of reference only and in no event define, describe or limit the scope or intent of this Amendment or any of the provisions or terms hereof. This Amendment shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and permitted assigns.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the date hereof.

LANDLORD:
HARRAH’S JOLIET LANDCO LLC,
a Delaware limited liability company

By: /s/ David Kieske__________________
Name: David Kieske
Title: Treasurer

[Signatures Continue on Following Pages]
[Signature Page to Fourth Amendment to Joliet Lease]

TENANT:
DES PLAINES DEVELOPMENT LIMITED PARTNERSHIP,
a Delaware limited partnership

By:     Harrah’s Illinois LLC,
    a Nevada limited liability company,
    its general partner

    By: /s/ Edmund L. Quatmann, Jr.
    Name: Edmund L. Quatmann, Jr.
    Title: Chief Legal Officer, Executive Vice President and Secretary

[Signatures Continue on Following Pages]
[Signature Page to Fourth Amendment to Joliet Lease]

Acknowledged and agreed, solely for the purposes of the last paragraph of Section 1.1 of the Lease:
PROPCO TRS LLC,
a Delaware limited liability company

By: /s/ David Kieske__________________
    Name: David Kieske
    Title: Treasurer

[Signatures Continue on Following Pages]
[Signature Page to Fourth Amendment to Joliet Lease]

CEOC, LLC hereby acknowledges this Amendment and reaffirms its joinder attached to the Lease.
CEOC, LLC,
a Delaware limited liability company

By: /s/ Edmund L. Quatmann, Jr.
Name: Edmund L. Quatmann, Jr.
Title: Chief Legal Officer, Executive Vice President and Secretary
[Signature Page to Fourth Amendment to Joliet Lease]

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR
The undersigned (“Guarantor”) hereby: (a) acknowledges receipt of the Fourth Amendment to Lease (the “Amendment”; capitalized terms used herein without definition having the meanings set forth in the Amendment), dated as of November 18, 2020, by and among Harrah’s Joliet Landco LLC, a Delaware limited liability company, as Landlord, Des Plaines Development Limited Partnership, a Delaware limited partnership, as Tenant, and the other parties party thereto; (b) consents to the terms and execution thereof; (c) ratifies and reaffirms Guarantor’s obligations to Landlord pursuant to the terms of that certain Guaranty of Lease, dated as of July 20, 2020 (the “Guaranty”), by and between Guarantor and Landlord, and agrees that nothing in the Amendment in any way impairs or lessens the Guarantor’s obligations under the Guaranty; and (d) acknowledges and agrees that the Guaranty is in full force and effect and is valid, binding and enforceable in accordance with its terms.
    IN WITNESS WHEREOF, the undersigned has caused this Acknowledgment and Agreement of Guarantor to be duly executed as of November 18, 2020.

CAESARS ENTERTAINMENT, INC.

By: /s/ Edmund L. Quatmann, Jr.
Name: Edmund L. Quatmann, Jr.
Title: Chief Legal Officer, Executive Vice President and Secretary
[Signature Page to Acknowledgment and Agreement of Guarantor]